UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 16, 2009
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 16, 2009, The Hershey Company (the “Company”) announced that, effective February 16, 2009, Kenneth L. Wolfe, the Company’s non-executive Chairman of the Board of Directors, resigned from the Board and that James E. Nevels, a current independent member of the Board, was elected non-executive Chairman of the Board.  In addition to his duties as Chairman, Mr. Nevels will replace Mr. Wolfe as Chair of the Board’s Governance and Executive Committees.  His compensation will be consistent with the compensation previously paid to Mr. Wolfe as Chairman of the Board of Directors.

A copy of the Company's press release is attached hereto and filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release dated February 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 17, 2009

THE HERSHEY COMPANY
By: /s/ Burton H. Snyder
Burton H. Snyder, Senior Vice President General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Hershey Company Press Release dated February 16, 2009